UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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SCG Financial Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SCG FINANCIAL ACQUISITION CORP.

500 North Central Expressway

Suite 175

Plano, TX 75074

June 21, 2013

To the Stockholders of SCG Financial Acquisition Corp. (the “Company”):

You are cordially invited to attend the annual meeting of stockholders of the Company to be held at 10:00 AM Central Time, on Friday, July 12, 2013, at the offices of Greenberg Traurig, 77 West Wacker, Suite 2500, Chicago, Illinois 60601.

Information regarding each of the matters to be voted on at the annual meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Board of Directors recommends that you vote “for” all of the proposals to be presented at the meeting, and with respect to the frequency of future non-binding stockholder advisory votes on the compensation of the Company’s named executive officers, the Board recommends that such votes be held every three years.

Whether or not you plan to attend the annual meeting, we urge you to use our Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the annual meeting. If you later decide to attend the annual meeting or change your vote, you may withdraw your proxy and vote in person at the annual meeting. Voting through our Internet voting system or by written proxy will ensure your representation at the annual meeting if you do not attend in person.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted. We thank you for your continued support of SCG and look forward to seeing you at the annual meeting.

Very truly yours,

/s/ Gregory H. Sachs

Gregory H. Sachs

Executive Chairman

SCG FINANCIAL ACQUISITION CORP.

500 North Central Expressway

Suite 175

Plano, TX 75074

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 12, 2013

The Annual Meeting of Stockholders of SCG Financial Acquisition Corp., a Delaware corporation (the “Company”), will be held at 10:00 AM Central Time, on Friday, July 12, 2013, at the offices of Greenberg Traurig, 77 West Wacker, Suite 2500, Chicago, Illinois 60601, for the following purposes:

1.

To approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to (i) change the name of the Company to “RMG Networks Holdings Corporation” and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company;

2.

To approve our 2013 equity incentive plan;

3.

To elect two (2) Class I directors each to serve for a three-year term expiring at the 2016 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal;

4.

To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013;

5.

To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”);

6.

To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future stockholder advisory votes on the compensation of the Company’s named executive officers;

7.

To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

8.

To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

These items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on Tuesday, May 21, 2013 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to use our Internet voting system or to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously used our Internet voting system or returned a proxy.

By order of the Board of Directors,

/s/ Gregory H. Sachs

Gregory H. Sachs

Executive Chairman

Chicago, Illinois

June 21, 2013

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 12, 2013: The proxy statement and annual report to security holders are available at http://www.cstproxy.com/scgqu/2013.

SCG FINANCIAL ACQUISITION CORP.

500 North Central Expressway

Suite 175

Plano, TX 75074

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you furnish me this Proxy Statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of SCG Financial Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” or “our”), for use at the annual meeting of the Company’s stockholders to be held at 10:00 AM Central Time, on Friday, July 12, 2013, at the offices of Greenberg Traurig, 77 West Wacker, Suite 2500, Chicago, Illinois 60601, and at any adjournments or postponements of the annual meeting. This proxy statement summarizes the information that you need to make an informed vote on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the postage-prepaid envelope provided. The approximate date on which this proxy statement and the enclosed proxy card will be sent to the Company’s stockholders is June 24, 2013.

What proposals will be addressed at the annual meeting?

Stockholders will be asked to consider the following proposals at the annual meeting:

1.

To approve the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to (i) change the name of the Company to “RMG Networks Holdings Corporation” and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company;

2.

To approve our 2013 equity incentive plan;

3.

To elect two (2) Class I directors each to serve for a three-year term expiring at the 2016 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal;

4.

To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013;

5.

To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”);

6.

To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future stockholder advisory votes on the compensation of the Company’s named executive officers;

7.

To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event there are insufficient votes present at the annual meeting, in person or represented by proxy, to approve the proposals; and

8.

To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

The Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of Proposals 1, 2, 3, 4, 5, 7 and 8 and, with respect to Proposal 6, that stockholders vote to recommend that future Say-on-Pay Votes be held every three years.

Who may vote on these proposals?

Stockholders who owned shares of the Company’s voting stock as of the close of business on Tuesday, May 21, 2013 (the “Record Date”) are entitled to vote at the annual meeting on all matters properly brought before the annual meeting.

As of the Record Date, the Company had 6,285,583 issued and outstanding shares of common stock, $0.0001 par value per share (the “Common Stock”), entitled to vote at the annual meeting.

How many votes do I have?

Each share of Common Stock is entitled to one vote on each matter that comes before the annual meeting.

Why would the annual meeting be adjourned or postponed?

The Board intends to adjourn and postpone the annual meeting if, as of July 11, 2013, the number of shares of Common Stock present at the annual meeting, in person or represented by proxy, is insufficient to either constitute a quorum or approve any of the proposals described in this proxy statement to be submitted to stockholders for consideration.

What constitutes a quorum?

To conduct business at the Company’s annual meeting, a majority of the voting power of the issued and outstanding shares of Common Stock must be present in person or represented by proxy. This is known as a “quorum.” Abstentions and broker non-votes (described below) will count toward establishing a quorum.

How do I vote by proxy?

Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the annual meeting or to vote in person.

If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed on the proxy card. If you sign the proxy card but do not give voting instructions for a particular proposal, then your proxy will vote your shares on that proposal as recommended by the Board of Directors as follows:

1.

FOR approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to (i) change the name of the Company to “RMG Networks Holdings Corporation” and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company;

2.

FOR approval of our 2013 equity incentive plan;

3.

FOR the election of the two (2) Class I director nominees identified below to the Board of Directors;

4.

FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of our Company for the fiscal year ending December 31, 2013;

5.

FOR approval of the compensation of the Company’s named executive officers;

6.

That future Say-on-Pay Votes be held every three (3) years;

7.

FOR the Board authorization to adjourn and postpone the annual meeting to a later date or dates if there is no quorum or there are insufficient votes to approve of the proposals; and

8.

In the proxy’s discretion with respect to any other business which is properly brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

As of the date of this proxy statement, we are not aware of any matters other than those set forth in Proposals 1 through 7 that will be brought before the annual meeting.

How do I vote in person?

If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive.

What if my shares are held in street name?

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the enclosed postage-prepaid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. This is called a “broker non-vote.” Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors, the adoption of, or amendments to, certificates of incorporation or employee stock purchase plans, or advisory proposals on executive compensation. Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for the approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, the approval of our 2013 equity incentive plan, the election of the two (2) Class I directors, the advisory proposal on executive compensation or the frequency of future Say-on-Pay Votes unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a “legal proxy” from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

May I revoke my proxy?

If you give a proxy, then you may revoke it at any time before it is exercised, as follows:

1.

You may send in another proxy bearing a later date;

2.

You may notify the Company in writing (if the stockholder is an entity, under its seal, by an officer or other authorized person of the entity) at the Company’s principal executive and administrative offices before the annual meeting that you are revoking your proxy; or

3.

You may vote in person at the annual meeting.

What vote is required to approve each proposal?

Proposal 1:  Approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation.

The approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, as described in Proposal 1, requires the affirmative vote of the majority of the shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against approval, but a broker non-vote will have no impact on the outcome of the vote on Proposal 1.

Proposal 2:  Approval of our 2013 equity incentive plan.

The approval of our 2013 equity incentive plan, as described in Proposal 2, requires the affirmative of the majority of the shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against approval, but a broker non-vote will have no impact on the outcome of the vote on Proposal 2.

Proposal 3:  Election of two (2) Class I director nominees to the Board of Directors.

Class I directors are elected by a plurality of all votes cast by holders of the Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote on the election of directors. A nominee who receives a plurality means that he has received more votes than any other nominee for the same director’s seat. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Proposal 4:  Ratification of the independent registered public accounting firm.

The ratification of the appointment of the Company’s independent registered public accounting firm, as described in Proposal 4, requires the affirmative vote of the majority of the shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 4. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on Proposal 4.

Proposal 5:  Approval, by non-binding advisory vote, of the compensation paid to the Company’s named executive officers.

The approval of the advisory Say-on-Pay Vote, as described in Proposal 5, requires the affirmative vote of the majority of the shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against approval, but a broker non-vote will have no impact on the outcome of the vote on Proposal 5.

Proposal 6:  Recommendation, by non-binding advisory vote, regarding the frequency of future Say-on-Pay Votes.

The recommendation, by advisory vote, regarding the frequency with which future Say-on-Pay Votes should be presented to stockholders for consideration, as described in Proposal 6, will be determined based on the option (every one year, two years, or three years) that receives the highest number of all votes cast at the annual meeting. Abstentions and broker non-votes will have no impact on the outcome of the vote on Proposal 6.

Proposal 7:  Adjournment of the annual meeting.

The approval of a resolution authorizing the Board of Directors to adjourn and postpone the annual meeting, as described in Proposal 7, requires the affirmative vote of the majority of the shares of Common present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against adjournment, but a broker non-vote will have no impact on the outcome of the vote on Proposal 7.

Are there any dissenters’ rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s Amended and Restated Certificate of Incorporation or the Company’s Bylaws provide a stockholder with a right to dissent and obtain appraisal of or payment for such stockholder’s shares.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Where are the Company’s principal executive and administrative offices?

The principal executive and administrative offices of the Company are located at 500 North Central Expressway, Suite 175, Plano, Texas 75074 and the telephone number is (972) 543-9300.

How can I obtain additional information about the Company?

Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), which contains audited consolidated financial statements for the year ended December 31, 2012, is being sent to all stockholders along with this proxy statement. Additional copies of the Form 10-K will be furnished, without charge, to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee. Stockholders may notify the Company of their requests by writing or calling the Company at its principal executive and administrative offices at 500 North Central Expressway, Suite 175, Plano, Texas 75074, Attention: Corporate Secretary, telephone number (972) 543-9300.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that it file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, the Company’s Exchange Act filings may be inspected and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, DC 20549, on official business days during its hours of operation. Please call the SEC at 1-800-SEC-0330 for further information about its public reference room.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our Common Stock on May 1, 2013, by (1) each director, director nominee, and named executive officer of the Company, (2) all directors and named executive officers of the Company as a group, and (3) each stockholder, or group of affiliated stockholders, known by us to own more than 5% of our Common Stock. Applicable percentage ownership in the following table is based on 6,285,583 shares of Common Stock outstanding as of May 1, 2013.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of May 1, 2013, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Name of Beneficial Owner(1)	Amount and nature of beneficial ownership	Approximate percentage of outstanding shares of Common Stock
SCG Financial Holdings LLC (the “Sponsor”)(2)	5,523,810	53.7%
Gregory H. Sachs(2)(3)	3,295,238	37.4%
Donald R. Wilson, Jr.(2)(4)	6,249,688	70.9%
PAR Investment Partners, L.P.(5)	1,898,344	26.4%
Charles Ansley	0	--
Paul Shyposh	0	--
William G. Cole	0	--
Jeffrey Hayzlett	0	--
Garry K. McGuire, Jr.	0	--
Marvin Shrear	0	--
Alan Swimmer	700	*
Jonathan Trutter	0	--
All directors and executive officers as a group (nine individuals)	3,295,938	37.4%

*

Less than 1%.

(1)

Unless otherwise noted, the business address of each stockholder is 500 North Central Expressway, Suite 175, Plano, Texas 75074.

(2)

Includes 1,523,810 shares held by the Sponsor and 4,000,000 shares which the Sponsor has the right to acquire upon the exercise of warrants exercisable within 60 days. The members of the Sponsor are Gregory H. Sachs Revocable Trust Dtd. April 24, 1998, the 2011 Sachs Family Trust, Kenneth Leonard, Michelle Sibley, Loren Buck, Michael Wallach and 2012 DOOH Investments LLC, an Illinois limited liability company (“DOOH”). Mr. Sachs is the sole beneficiary of the Gregory H. Sachs Revocable Trust and the children of Mr. Sachs are the beneficiaries of the 2011 Sachs Family Trust. Mr. Wilson is the manager of DOOH Investment Management LLC, the manager of DOOH. Mr. Sachs and Mr. Wilson each have voting and dispositive control of 50% of the shares of Common Stock held by the Sponsor, such that each of Mr. Sachs and Mr. Wilson have voting and dispositive control over 761,905 shares of Common Stock and 2,000,000 warrants held by the Sponsor. Each of Mr. Sachs and Mr. Wilson disclaims beneficial ownership of the other shares of Common Stock owned by the Sponsor. 285,714 of the shares of Common Stock held by the Sponsor will be subject to forfeiture by the Sponsor in the event the last sale price of Common Stock does not equal or exceed $12.00 per share for any 20 trading days within any 30 trading day period within 24 months following the closing of the Company’s initial business combination.

(3)

Includes, in addition to shares of Common Stock, warrants and shares of Common Stock underlying warrants described in footnote (2), 533,333 shares of Common Stock which Mr. Sachs has the right to acquire upon the exercise of warrants exercisable within 60 days.

(4)

Includes, in addition to shares of Common Stock, warrants and shares of Common Stock underlying warrants described in footnote (2), 533,333 shares of Common Stock which DOOH has the right to acquire upon the exercise of warrants exercisable within 60 days and 600,000 shares of Common Stock held by DOOH. The business address of Mr. Wilson and DOOH is 540 W. Madison Street, Suite 2500, Chicago, Illinois 60661.

(5)

Based on a Schedule 13G filed on April 12, 2013 on behalf of (i) PAR Investment Partners, L.P. (“PAR Investment Partners”), a Delaware limited partnership, (ii) PAR Group, L.P. (“PAR Group”), a Delaware limited partnership and (iii) PAR Capital Management, Inc. (“PAR Capital Management”), a Delaware corporation. The sole general partner of PAR Investment Partners is PAR Group. The sole general partner of PAR Group is PAR Capital Management. All shares of Common Stock listed in this footnote (5) are held by PAR Investment Partners. Includes 898,344 shares of Common Stock which PAR Investment Partners has the right to acquire upon the exercise of warrants exercisable within 60 days. The business address of each of PAR Investment Partners, PAR Group and PAR Capital Management is One International Place, Suite 2401, Boston, Massachusetts 02110.

Change in Control of the Registrant

On January 11, 2013, the Company entered into an Agreement and Plan of Merger (the “RMG Merger Agreement”) with SCG Financial Merger II Corp., a Delaware corporation and an indirect subsidiary of SCG (“Merger Sub”), Reach Media Group Holdings, Inc., a Delaware corporation (“RMG”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative. Pursuant to the terms of the RMG Merger Agreement, on April 8, 2013, RMG was merged with and into Merger Sub (the “RMG Merger”), with RMG continuing as the surviving corporation. As a result of the RMG Merger, RMG became a wholly-owned subsidiary of the Company.

On April 5, 2013, in connection with the closing of the RMG Merger, the Company completed its tender offer (the “Offer”) to purchase all of the issued and outstanding shares of Common Stock at a purchase price of $10.00 per share of Common Stock, net to the seller in cash without interest, upon the terms and conditions contained in the Third Amended and Restated Offer to Purchase, dated April 3, 2013, filed as Exhibit (a)(1)(U) to Amendment No. 6 to the Schedule TO filed by the Company with the SEC on April 3, 2012. A total of 4,551,228 shares of Common Stock were validly tendered and not withdrawn in the Offer and the Company accepted for purchase and paid for all shares of Common Stock validly tendered in the Offer. As a result of the acquisition of such shares of Common Stock by the Company in the Offer, the number of shares of Common Stock outstanding decreased by 4,551,228. In addition, as a result of the completion of the RMG Merger, 4,000,000 warrants previously issued to the Sponsor became exercisable within 30 days of April 8, 2013. As a result, each of the Sponsor and Donald R. Wilson, Jr. became the beneficial owner of approximately 56.7% and 69.7%, respectively, of the outstanding shares of Common Stock as of April 8, 2013. These transactions did not involve the purchase of additional shares of Common Stock by the Sponsor or Mr. Wilson, and thus no additional consideration was provided by the Sponsor or Mr. Wilson in connection with the change in control other than the consideration initially paid for the shares Common Stock and warrants held by them. See “Recent Sales of Unregistered Securities” in Item 2.01 of the Company’s Current Report on Form 8-K filed by the Company with the SEC on April 12, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, management believes that all of these reports were filed in a timely manner.

INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

Set forth below are descriptions of the backgrounds of the directors and director nominees of the Company, their principal occupations for the past five years, and the specific experience, qualifications and other attributes and skills that led the Board to determine that such persons should serve on the Board of Directors.

Nominees for Director Standing for Election

Gregory H. Sachs, 47, served as our Chairman, Chief Executive Officer and President from inception until the consummation of our acquisition of RMG in April 2013, at which time he became our Executive Chairman. Since 2008, he has been Chairman and Chief Executive officer of Sachs Capital Group LP. From 1993 to 2008 he was Chairman and Chief Executive Officer of Deerfield Capital Management which he founded and oversaw its growth from a fixed income hedge fund with $15 million in assets under management to a global diversified fixed income investment manager with approximately $15 billion in assets under management. While at Deerfield, Mr. Sachs oversaw the management of Deerfield Capital Corp, a publicly traded (NYSE: DFR) specialty finance company that invested in various credit related asset classes. Deerfield Capital Corp. had gross assets in excess of $8 billion at the time Mr. Sachs sold his interest in Deerfield. Prior to founding Deerfield, Mr. Sachs was Vice President and Trading Manager for Harris Trust and Savings Bank’s Global Fixed Income Trading Division. Mr. Sachs graduated from the University of Wisconsin at Madison in 1988 with both an M.S. degree in Quantitative Analysis and Finance and a B.B.A. degree in Actuarial Science and Quantitative Analysis. He is a former board member of the Triarc Companies (NYSE: TRY) from 2004 to 2007, Deerfield Capital Corp. (NYSE: DFR) from 2005 to 2007 and the Futures Industry Association. Mr. Sachs also has extensive experience investing in real estate properties for his own account.

The Board believes that Mr. Sachs’ extensive background in the financial services industry, his substantial experience in growing businesses and his prior public company experience provide him with the appropriate attributes to serve on the Board and enable him to make valuable contributions to the Board and to the Company.

Jonathan Trutter, 55, has been a member of our Board since April 2013. Mr. Trutter previously served as the Chief Executive Officer of the Deerfield Capital Corp. (NYSE/NASDQ: DFR) from its founding in December 2004 until April 2011 and the Chief Executive Officer and Chief Investment Officer of Deerfield Capital Management LLC, an indirect wholly-owned subsidiary of Deerfield Capital Corp., from 2007 to 2011. Upon the merger of CIFC Corp. and Deerfield Capital Corp. in 2011, Mr. Trutter became Vice Chairman of the board of CIFC Corp. Mr. Trutter left the board of CIFC Corp. in May 2012. From 1989 to 2000 Mr. Trutter was a Managing Director of Scudder Kemper Investments, and served as a member of the firm’s Fixed Income Management Committee. Mr. Trutter received a B.A. from the University of Southern California and M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University. He is a Certified Public Accountant.

The Board believes that Mr. Trutter’s experience from serving as Chief Executive Officer of Deerfield Capital Corp. and from other senior executive roles he has held over the last 20 years qualifies him to serve on the Board and enable him to make valuable contributions to the Board and to the Company.

Continuing Directors with Terms Expiring in 2014

Alan Swimmer, 53, has been a member of our Board of Directors since April 2013. Mr. Swimmer is the President of Prescient Ridge Management, a commodity trading advisor. Prior to PRM Mr. Swimmer spent over 26 years in the futures and options industry, building and running futures commission merchant businesses including from 2002 to 2008 as head of U.S. futures at Bear Stearns and then as head of North American futures sales at JP Morgan following its purchase of Bear Stearns. Prior to Bear Stearns, Mr. Swimmer was with Citigroup from 1990-2002 and was head of its Chicago futures office. Mr. Swimmer received a B.A. in psychology from Washington University in St. Louis, where he is currently Vice Chair of the Alumni Board of Governors. Mr. Swimmer has been on the Board of Directors of the Minneapolis Grain Exchange since 2008.

The Board believes that Mr. Swimmer’s experience in various senior executive roles over the last 20 years and on the Board of Directors of the Minneapolis Grain Exchange qualifies him to serve on the Board.

Marvin Shrear, 69, has been a member of our Board of Directors since April 2011. Mr. Shrear was a Senior Managing Director at Deerfield Capital Management (a financial services company) from 1993 until his retirement in 2008 where he also served as Chief Financial Officer. Prior to joining Deerfield, Mr. Shrear was a partner in the Chicago office of Arthur Andersen & Co., Chief Financial Officer at GNP Commodities, Inc., and Vice President Finance for FCT Group, Inc. GNP and FCT were registered futures commission merchants. Mr. Shrear received a B.S.C. in Accountancy from DePaul University in 1965 and a J.D. from Stanford University in 1968. He is licensed as a Certified Public Accountant and an attorney.

The Board believes that Mr. Shrear’s senior-level management and a financial services industry experience qualifies him to serve on the Board.

Continuing Directors with Terms Expiring in 2015

Garry K. McGuire, Jr., 42, has been a member of our Board of Directors since April 2013. Mr. McGuire served as the Chief Executive Officer of RMG from June 2009 until the consummation of the acquisition of RMG in April 2013, at which time he was appointed our Chief Executive Officer. Prior to joining RMG, Mr. McGuire was the founder and Chairman of Icon Internet Ventures from May 2007 to July 2009, which owns and publishes affinity websites that aggregate target audiences. From January 2004 to May 2007, Mr. McGuire served as President of Gyro HSR, a leading independent, London based, digital marketing agency. Mr. McGuire received a B.A. from The University of Dayton. Mr. McGuire is also on the board of directors of the Digital Place-Based Advertising Association.

The Board believes that Mr. McGuire’s experience from serving as Chief Executive Officer of RMG and from other senior executive roles within the advertising, marketing and technology industries qualifies him to serve on the Board.

Jeffrey Hayzlett, 52, has been a member of our Board of Directors since April 2013. Mr. Hayzlett is the Chief Executive Officer of The Hayzlett Group, a provider of strategic business consulting services he founded in May 2010, and of TallGrass Public Relations, a public relations firm he founded in July 2010. From May 2006 to May 2010, Mr. Hayzlett served as Chief Marketing Officer at Eastman Kodak Company. Prior to that, he founded a private business development and public relations firm specializing in the technology and visual communications industries, and held senior management positions in strategic business development and marketing at several companies, including Cenveo, Webprint and Colorbus, Inc. He has also served in staff positions in the United States Senate and House of Representatives. Mr. Hayzlett serves on the boards of several private companies, including itracks and Vdopia.

The Board believes that Mr. Hayzlett’s extensive sales and marketing-related experience and executive experience qualifies him to serve on the Board.

EXECUTIVE OFFICERS

All of our executive officers are listed in the following table, and certain information concerning those officers, follows the table:

Name	Age	Title
Gregory H. Sachs	47	Executive Chairman
Garry K. McGuire, Jr.	42	Chief Executive Officer and Director
William G. Cole	66	Chief Financial Officer, Treasurer and Secretary
Charles Ansley	67	President, RMG Enterprise Solutions*
Paul Shyposh	45	President, RMG Media Networks

* On June 21, 2013, Mr. Ansley announced his intention to retire, effective July 12, 2013.

The biographical information with respect to Mr. Sachs and Mr. McGuire included above under the caption “Information about Directors and Director Nominees” is incorporated herein by reference.

William G. Cole, 66, has served as our Chief Financial Officer, Treasurer and Secretary since April 2013. Prior to his appointment as Chief Financial Officer of the Company, Mr. Cole served as Chief Financial Officer and Secretary of Symon Holdings Corporation, a Delaware corporation (“Symon Holdings”), since its inception in 2005 and Symon Communications, Inc. (“Symon”), a Delaware corporation and a direct wholly-owned subsidiary of Symon Holdings, since 1997. The Company acquired Symon Holdings on April 19, 2013. Prior to joining Symon, Mr. Cole served as the Chief Financial Officer for two insurance brokerage firms specializing in the placement of insurance coverage for oil and gas exploration and services companies. Prior to that, Mr. Cole spent 17 years with the international accounting firm of Deloitte & Touche LLP, including seven years as a partner. Mr. Cole is a Certified Public Accountant in Texas and Louisiana. Mr. Cole earned a B.S. in Accounting from Mississippi State University and a Master of Business Administration degree from Louisiana State University.

Charles Ansley, 67, served as the Chief Executive Officer of Symon from 2002 until the consummation of our acquisition of Symon in April 2013, in connection with which he was appointed as President of our RMG Enterprise Solutions division. Mr. Ansley has announced his intention to retire, effective July 12, 2013. Mr. Ansley also served on Symon’s Board of Directors and as a member of Symon’s Compensation Committee from 1997 until April 2013. Prior to joining Symon, Mr. Ansley was President of U.S. Information Solutions for Electronic Data Systems (“EDS”) from 1999 until 2002. Prior to that, Mr. Ansley served as Group Executive leading, EDS’s Communications Industry Group from 1997 until 1999.  Prior to joining EDS, Mr. Ansley served as Senior Vice President of Sales and Services for DSC Communications in 1996. Mr. Ansley was a corporate officer at AT&T from 1994 until 1995, serving as Vice President of Client Services and Marketing of the AT&T Solutions unit focused on the I/T integration and network outsourcing marketplace. Prior to joining AT&T, Mr. Ansley had a 26 year career at IBM, where he held successive senior-level roles in general management, sales, marketing, and business development in both IBM and IBM Global Services. Mr. Ansley served as Executive Vice President and on the Executive Committee of the Digital Screenmedia Association (the “DSA”) and remains a member of the DSA Advisory Board. Mr. Ansley also currently serves on the Board of the Metroplex Technology Business Council in the Dallas-Fort Worth area and on the Advisory Board of the School of Management at the University of Texas at Dallas. Mr. Ansley earned a B.S. in Business Management and an M.B.A. in Computer Science from Texas A&M University.

Paul Shyposh, 45, served as the Executive Vice President, Head of Sales of RMG from October 2012 until the consummation of our acquisition of RMG in April 2013, in connection with which he was appointed as President of our RMG Media Networks division. Prior to joining RMG, Mr. Shyposh was the Vice President of Airport Sales in North America for JCDecaux SA, the largest outdoor advertising company in the world from February 2006 to October 2012. Mr. Shyposh began his sales career as an account manager at The New York Times Company from 2000 until 2006. Prior to that, he held media strategy and advertising management positions at AT&T from 1996 to 2000 and media planning and account service roles at Bates USA from 1993 to 1996 and McCann Erickson from 1990 to 1993. Mr. Shyposh holds a B.A. from Susquehanna University.

CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

The roles of Executive Chairman and Chief Executive Officer are currently held by separate persons. Gregory H. Sachs serves as our Executive Chairman and Garry K. McGuire, Jr. serves as our Chief Executive Officer (and serves on our Board of Directors). Generally, the Executive Chairman is responsible for assisting in long-term strategic planning, overseeing and advising the Chief Executive Officer and presiding over meetings of the Board, and the Chief Executive Officer is responsible for leading our day-to-day performance. While we do not have a policy with respect to the separation of the roles of Executive Chairman and Chief Executive Officer, the Board believes that the existing leadership structure, with the separation of these roles, provides several important advantages, including: enhancing the accountability of the Chief Executive Officer to the Board, assisting the Board in reaching consensus on particular strategies and policies, and facilitating robust director, Board, and executive officer evaluation processes.

Our Board, as part of its overall responsibility to oversee the management of our business, considers risks generally when reviewing our strategic plan, financial results, business development activities, legal and regulatory matters. The Board satisfies this responsibility through regular reports directly from our officers responsible for oversight of particular risks. The Board’s risk management oversight also includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. The Board’s role in risk oversight has no effect on the Board’s leadership structure. In addition, committees of the Board assist in its risk oversight responsibility, including:

•

The Audit Committee assists the Board in its oversight of the integrity of the financial reporting and our compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities, and meets privately with representatives from our independent registered public accounting firm.

•

The Compensation Committee assists the Board in its oversight of risk relating to compensation policies and practices. The Compensation Committee annually reviews our compensation policies, programs and procedures, including the incentives they create and mitigating factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company.

Classes of Directors

Our Board of Directors is divided into three classes, being divided as equally as possible with each class having a term of three years. Mr. Sachs and Mr. Trutter are the Class I directors. If elected to the Board at the annual meeting on July 12, 2013, Mr. Sachs and Mr. Trutter will serve for a three-year term expiring at the 2016 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal. Mr. Swimmer and Mr. Shrear are the Class II directors, whose terms of office will continue until the annual meeting of stockholders in 2014 and until their respective successors are duly elected and qualified or until their earlier resignation or removal. Mr. McGuire and Mr. Hayzlett are the Class III directors, whose terms of office will continue until the annual meeting of stockholders in 2015 and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

We do not have a formal policy regarding Board members’ attendance at annual meetings of stockholders though we encourage Board members to attend.  We have not held an annual meeting of stockholders prior to this year.

Independence of Directors

As a result of our securities being listed on the NASDAQ Capital Market, we adhere to the rules of that exchange in determining whether a director is independent. The NASDAQ Capital Market requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of such company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined that Mr. Shrear, Mr. Swimmer, Mr. Trutter and Mr. Hayzlett are independent directors.

Audit Committee

Our Audit Committee consists of Mr. Shrear, Mr. Swimmer and Mr. Trutter. Each is an independent director and, as required by the NASDAQ Capital Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service, has not participated in the preparation of our financial statements at any time during the past three years and is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to NASDAQ that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our Board has determined that Mr. Trutter satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee’s duties include, among other things:

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reviewing and discussing with management and the independent registered public accountant our annual and quarterly financial statements;

•

discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

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discussing with management major risk assessment and risk management policies;

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monitoring the independence of the independent auditor;

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verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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reviewing and approving all transactions between us and related persons;

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inquiring and discussing with management our compliance with applicable laws and regulations and our code of ethics;

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pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

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appointing or replacing the independent auditor;

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determining the compensation and oversight of the work of the independent auditor including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Compensation Committee

Our Compensation Committee consists of Mr. Hayzlett, Mr. Swimmer and Mr. Trutter. Each is a non-employee director who is independent in accordance with the NASDAQ Capital Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service. Among other functions, the Compensation Committee oversees the compensation of our chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administers any such plans or programs as required by the terms thereof. The Compensation Committee operates under a written charter adopted by the Board.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Hayzlett, Mr. Shrear and Mr. Trutter, each of whom is an independent director in accordance with the NASDAQ Capital Market listing standards and the rules and regulations of the SEC and the Internal Revenue Service. The principal duties and responsibilities of our Nominating and Corporate Governance Committee are to identify qualified individuals to become Board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board our corporate governance guidelines. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board.

Director Nominees

Our Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. Our Nominating and Corporate Governance Committee will consider persons identified by our stockholders, management, investment bankers and others, though no formal policy exists for doing so. In general, the committee believes that persons to be nominated should be actively engaged in business, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business, be willing to devote significant time to the oversight duties of the Board of Directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. Our Nominating and Corporate Governance Committee will evaluate each individual in the context of the Board as a whole, with the objective of recommending a group of persons that it believes can best implement our business plan, perpetuate our business and represent stockholder interests. Our Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. Our Nominating and Corporate Governance Committee will not distinguish among nominees recommended by stockholders and other persons.

Specifically, the guidelines for selecting nominees provide that our Nominating and Corporate Governance Committee expects to consider and evaluate candidates based on, among other factors, the following criteria:

•

independence under the rules of the NASDAQ Capital Market;

•

accomplishments and reputations, both personal and professional;

•

relevant experience and expertise;

•

knowledge of our Company and issues affecting our Company;

•

moral and ethical character; and

•

ability to commit the required time necessary to discharge the duties of Board membership.

Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Other Information — Submission of Stockholder Proposals for the 2014 Annual Meeting of Stockholders” in this proxy statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such stockholder and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder and that are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the number of shares of Common Stock that are beneficially owned by such person.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our executive officers, directors and employees, its subsidiaries and its controlled affiliates in accordance with applicable federal securities laws. A copy of the code of conduct and ethics will be provided by us without charge.

Communicating with the Board

Our stockholders and other interested parties may send written communications directly to the Board of Directors or to specified individual directors, including the Executive Chairman or any non-management directors, by sending such communications to our corporate headquarters. Such communications will be reviewed by our legal counsel and, depending on the content, will be:

•

forwarded to the addressees or distributed at the next scheduled Board meeting;

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if they relate to financial or accounting matters, forwarded to the Audit Committee or distributed at the next scheduled Audit Committee meeting;

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if they relate to executive officer compensation matters, forwarded to the Compensation Committee or discussed at the next scheduled Compensation Committee meeting;

•

if they relate to the recommendation of the nomination of an individual, forwarded to the nominating and corporate governance committee or discussed at the next scheduled Nominating and Corporate Governance Committee meeting; or

•

if they relate to our operations, forwarded to the appropriate officers of our Company, and the response or other handling of such communications reported to the Board of Directors at the next scheduled Board meeting.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 25, 2013, the Audit Committee approved the engagement of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (commencing with the second quarter of 2013), and as a consequence dismissed Rothstein Kass as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements effective as of that date. Baker Tilly Virchow Krause, LLP previously served as the independent registered public accounting firm for RMG, which the Company acquired on April 8, 2013, for the fiscal year ended December 31, 2012. From January 5, 2011 (the date on which the Company was incorporated) through April 25, 2013, neither the Company nor anyone on its behalf consulted with Baker Tilly Virchow Krause, LLP on any matters or events set forth in Item 304(a)(2) of Regulation S-K.

The Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 were audited by Rothstein Kass. None of Rothstein Kass’ audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2012 and 2011 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. During the past two fiscal years and the subsequent interim period through April 25, 2013, the Company did not have any disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Rothstein Kass’ satisfaction, would have caused Rothstein Kass to make reference in connection with their opinion to the subject matter of the disagreement.

During the past two fiscal years and the subsequent interim period through April 25, 2013, there was one “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company. In its report on the audit of the Company’s internal control over financial reporting as of December 31, 2012, Rothstein Kass expressed an adverse opinion on the Company’s internal control over financial reporting due to a material weakness relating to the accounting for warrants issued in connection with the Company’s initial public offering. This material weakness was also reported under Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including “Management’s Annual Report on Internal Control over Financial Reporting” therein. The Audit Committee discussed this material weakness with Rothstein Kass and has authorized Rothstein Kass to respond fully to the inquiries of Baker Tilly Virchow Krause, LLP concerning the material weakness.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of the Company’s independent registered public accounting firm. Management has the primary responsibility for the financial statements and the financial reporting processes, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal control procedures.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited balance sheets at December 31, 2011, as restated, and December 31, 2012 and the statements of operations, changes in stockholders’ equity and cash flows for each of the years ended December 31, 2011 and 2012, and have discussed them with management. The Audit Committee also reviewed with Rothstein Kass, the Company’s independent registered public accounting firm for such periods, the results of their audit. The Audit Committee has also discussed with Rothstein Kass the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit and Finance Committees), as currently in effect. This discussion included, among other things, a review with Rothstein Kass of the quality of the Company’s accounting principles, significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures related to critical accounting policies used by the Company. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with Rothstein Kass its independence from management and the Company, including the matters in the written disclosures and the letter from Rothstein Kass required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 “Communication with Audit Committees Concerning Independence”, as currently in effect, and has considered and discussed the compatibility of non-audit services provided Rothstein Kass with that firm’s independence. In addition, the Audit Committee discussed the rules of the SEC that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The Audit Committee also approved the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

Respectfully submitted by the Audit Committee,

Marvin Shrear

Alan Swimmer

Jonathan Trutter

AUDIT FEES AND SERVICES

The aggregate fees billed to our Company by Rothstein Kass for the fiscal years ended December 31, 2011 and 2012 are as follows:

	2012	2011
Audit Fees(1)	$51,500	$91,500
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$5,000	$5,000
All Other Fees(4)	$0	$0
Total	$56,500	$96,500

(1)

Audit Fees consist of fees incurred for the audits of our annual consolidated financial statements and internal control over financial reporting, for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of each fiscal year and for fees incurred related to other SEC filings.

(2)

Audit-Related Fees consist of fees incurred for accounting consultations, due diligence in connection with planned acquisitions and research services.

(3)

Tax Fees consist of fees incurred for tax compliance, planning and advisory services and due diligence in connection with planned acquisitions.

(4)

All Other Fees consist of products and services provided, other than the products and services described in the other rows of the foregoing table.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

From the Company’s inception in January 2011 through the consummation of its initial business combination with RMG in April 2013, none of the Company’s executive officers or directors received any compensation (cash or non-cash) for services rendered. Commencing on the date that the Company’s securities were first quoted on the OTC Bulletin Board and continuing through the consummation of the acquisition of RMG, the Company paid Sachs Capital Group LP, an entity beneficially owned and controlled by Mr. Sachs, a total of $7,500 per month for office space and administrative services, including secretarial support. This arrangement was agreed to by Sachs Capital Group LP for the Company’s benefit and was not intended to provide Sachs Capital Group LP (or Mr. Sachs) compensation in lieu of a salary. We believe that such fees were at least as favorable as the Company could have obtained from an unaffiliated third party for such services. Other than this $7,500 per month fee, no compensation of any kind, including finder’s and consulting fees, was paid to the Sponsor, the Company’s executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the consummation of the acquisition of RMG. However, these individuals were reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company’s independent directors reviewed on a quarterly basis all payments that have been made to the Sponsor, the Company’s officers, directors or their affiliates.

On April 25, 2013, SCG Financial Merger I Corp. (“SCG Intermediate”), a wholly-owned subsidiary of the Company and the direct parent company of Symon Holdings and RMG, entered into an employment agreement with Garry K. McGuire. Mr. McGuire provides his services as Chief Executive Officer of the Company through this employment agreement with SCG Intermediate. Pursuant to the employment agreement, Mr. McGuire has agreed to serve as Chief Executive Officer of SCG Intermediate for a three year term commencing on April 25, 2013. Pursuant to the employment agreement, Mr. McGuire will also serve as a member of the Board of Directors of SCG Intermediate. Under the employment agreement, Mr. McGuire is entitled to receive an annual salary of $450,000 per year, subject to annual increases at the discretion of the Board of Directors. Mr. McGuire will also be entitled to an annual bonus of up to $480,000 based on SCG Intermediate’s achievement of certain earnings before interest, taxes and depreciation (“EBITDA”) targets to be established by the Board of Directors on an annual basis (the “EBITDA Targets”). Bonus amounts payable to Mr. McGuire payable to Mr. McGuire under his employment agreement will be calculated on a quarterly basis, and Mr. McGuire will be paid a pro rata portion of the following the completion of each fiscal quarter. If Mr. McGuire receives quarterly bonus payments in excess of the amount actually earned through the end of the fiscal year, Mr. McGuire will be required to repay such excess bonus amounts to SCG Intermediate. Alternatively, SCG Intermediate may retain or forfeit other compensation, payments or awards payable to Mr. McGuire until such excess bonus payments are recovered.

The employment agreement will automatically terminate upon Mr. McGuire’s death and will be terminable at the option of SCG Intermediate for “cause” or if Mr. McGuire becomes “disabled” (each as defined in the employment agreement). If the SCG Intermediate terminates the employment agreement without “cause” or Mr. McGuire is deemed to have been “constructively terminated” (as defined in the employment agreement), SCG Intermediate will be obligated to pay to Mr. McGuire all accrued but unpaid salary and benefits and a pro-rated bonus for the year in which such termination occurs and will be required to continue to pay Mr. McGuire’s base salary until the later of the end of the then current term of Mr. McGuire’s employment or the twelve month anniversary of his termination date. In addition, all unvested equity awards (if any) granted to Mr. McGuire prior to the date of his termination will become fully vested as of the termination date. The payment of any severance benefits under the employment agreement will be subject to Mr. McGuire’s execution of a release of all claims against SCG Intermediate on or before the 21st day following his separation from service.

If SCG Intermediate terminates the employment agreement without “cause” or Mr. McGuire is deemed to have been “constructively terminated”, in either case within 12 months following a “change in control” of SCG Intermediate, then, in addition to the severance payments described in the foregoing paragraph, SCG Intermediate will be required to pay to Mr. McGuire a lump sum payment of $850,000 (subject to the execution by Mr. McGuire of a release of all claims against SCG Intermediate on or before the 21st day following his separation from service). As used in the employment agreement, the term “change in control” generally refers to the occurrence of (i) the acquisition by any person or group of persons of equity securities of SCG Intermediate that, together with equity securities held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the equity securities of SCG Intermediate or (ii) the acquisition by any person or group of persons of all or substantially all of the assets of SCG Intermediate.

The employment agreement contains customary confidentiality provisions, which apply both during and after the term of the employment agreement, and customary non-competition and non-solicitation provisions, which apply during the term of the employment agreement and for one year thereafter.

William G. Cole is currently party to an employment agreement with Symon. Under the terms of this employment agreement, Mr. Cole is currently entitled to an annual base salary of $225,000, subject to review and adjustment. Mr. Cole is also eligible to participate in Symon’s short-term, performance-based cash incentive plan. Pursuant to this employment agreement, if Mr. Cole’s employment is terminated by Symon without cause or by Mr. Cole for good reason, Mr. Cole is entitled to receive severance payments equal to six months’ base salary. The employment agreement also contains customary covenants barring Mr. Cole from directly or indirectly competing with Symon, soliciting Symon’s customers and soliciting Symon’s employees. The Company is currently negotiating the terms of a new employment agreement with Mr. Cole (which may be entered into by the Company or a subsidiary of the Company), which agreement is expected to terminate and replace Mr. Cole’s existing employment agreement with Symon.

Symon is party to employment agreements with Charles Ansley, Symon’s Chief Executive Officer and President. Under the terms of his employment agreement, Mr. Ansley is entitled to an annual base salary of $350,000. Mr. Ansley is also eligible to participate in our short-term, performance-based cash incentive plan. If Mr. Ansley’s employment is terminated without cause or in connection with a change of control of Symon, Mr. Ansley is entitled to receive severance equal to six months’ base salary. In addition, Symon, at its expense, will make commercially reasonable best efforts to maintain Mr. Ansley’s medical insurance plan in existence at the time of his termination for Mr. Ansley and his spouse for 18 months. If Mr. Ansley obtains subsequent full-time employment with another firm and he and his spouse qualify for that firm’s medical plan, Symon’s obligation terminates immediately. Mr. Ansley’s employment is contingent upon his agreeing to customary restrictions with respect to the use of Symon’s confidential information. Mr. Ansley has also agreed not to compete with Symon. Mr. Ansley has announced his intention to retire, effective July 12, 2013.

Except as described above, we are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Compensation of Executive Officers

The following table sets forth the total compensation earned in 2012 by Mr. McGuire based on his provision of services to RMG, and by Messrs. Cole and Ansley based on their provision of services to Symon. Mr. Sachs did not receive any compensation for his service to the Company in 2012, and Paul Shyposh joined RMG in October 2012, and his compensation for 2012 is not required to be disclosed pursuant to applicable rules of the SEC.

Name and Position	Salary ($)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Garry McGuire, Chief Executive Officer and Director(1)	420,000	314,167	734,167
William G. Cole, Chief Financial Officer(2)	225,000	-	225,000
Charles Ansley, President, RMG Enterprise Solutions(3)	350,000	-	350,000

(1)

Mr. McGuire served as RMG’s Chief Executive Officer and Chief Revenue Officer during 2012.

(2)

Mr. Cole served as Symon’s Chief Financial Officer during 2012.

(3)

Mr. Ansley served as Symon’s President and Chief Executive Officer during 2012. Mr. Ansley has announced his intention to retire, effective July 12, 2013.

None of our executive officers were granted any options or other equity securities of the Company as compensation during 2012, or held any such options or equity securities as of December 31, 2012.

Compensation of Directors

Our Board of Directors has adopted a compensation plan for non-employee directors of the Board, effective in 2013. Pursuant to the director compensation plan, our non-employee directors will be paid $25,000 annually, and the director serving as the chair of the Audit Committee will be paid an additional $25,000 annually. In addition, each non-employee director will be granted 5,000 shares of our Common Stock annually, subject to our adoption of an equity incentive plan. We will also reimburse directors for reasonable travel and other expenses in connection with attending meetings of the Board. We did not compensate any of our directors for service on our Board in 2012.

Compensation Committee Interlocks and Insider Participation

We did not have a Compensation Committee in 2012. Jeffrey Hayzlett, Alan Swimmer and Jonathan Trutter were appointed to serve on the Compensation Committee in April 2013. No member of the committee has served as one of our officers or employees at any time. None of our executive officers serve, or in the past fiscal year has served, as a member of the board of directors or Compensation Committee of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the Compensation Committee,

Jeffrey Hayzlett

Alan Swimmer

Jonathan Trutter

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee has the responsibility to review and approve all related party transactions, as contemplated by Item 404 of the SEC’s Regulation S-K, to prevent potential conflicts of interest and to ensure that related party transactions are disclosed in the reports that the Company files with the SEC as and when required by applicable securities laws and regulations. The term “related party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) 1% of the Company’s average total assets at year end for the last two completed fiscal years, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire on an annual basis that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

The following paragraphs discuss related party transactions that occurred during 2011 and 2012 and/or that are contemplated during 2013 (other than compensation paid or awarded to the Company’s directors, director nominees executive officers that is required to be discussed, or is exempt from discussion, in the sections of this proxy statement entitled “Compensation of Executive Officers” and “Compensation of Directors”).

We issued $75,000 and $100,000 unsecured promissory notes to the Sponsor on January 28, 2011 and February 9, 2011, respectively. The promissory notes were non-interest bearing and were repaid from the proceeds of our initial public offering. We issued two $100,000 unsecured promissory notes to the Sponsor on August 15, 2012 and October 11, 2012. These promissory notes were non-interest bearing and were payable upon the consummation of our initial business combination or liquidation. Both of the $100,000 promissory notes were transferred to Gregory H. Sachs, our Chief Executive Officer at the time, on November 18, 2012. We issued $100,000, $360,000, $150,000, $50,000 and $435,000 unsecured promissory notes to the Sponsor on December 5, 2012, December 21, 2012, January 11, 2013, March 13, 2013 and March 28, 2013, respectively. $400,000 in aggregate principal amount of these promissory notes was subsequently transferred to each of Mr. Sachs and Donald R. Wilson, Jr., a principal stockholder of the Company. These promissory notes were also non-interest bearing and were payable upon our initial business combination or liquidation. On April 8, 2013, we issued to each of Mr. Wilson and Mr. Sachs warrants exercisable for 533,333 shares of our Common Stock upon the conversion of $800,000 in aggregate principal amount of such promissory notes, at a conversion price of $0.75 per warrant, and we repaid the remaining outstanding principal amount of such promissory notes (totaling $295,000 to the Sponsor and $200,000 to Mr. Sachs).

In January 2011, we issued an aggregate of 2,190,477 shares of our Common Stock (the “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000 in cash. On April 12, 2011, we effected a 0.8 for one reverse split, the result of which left the Sponsor with 1,752,381 Founder Shares. These Founder Shares included 228,571 shares that were forfeited on June 2, 2011 (as a result of the underwriters not exercising any portion of the overallotment option). A portion of the Sponsor’s Founder Shares in an amount equal to 3% of the issued and outstanding shares of our Common Stock will be subject to forfeiture by the Sponsor in the event the last sales price of our Common Stock does not equal or exceed $12.00 per share for any 20 trading days within any 30 trading day period within 24 months following the closing of the RMG acquisition. The Sponsor, Gregory H. Sachs, DOOH and each other member of the Sponsor have agreed that they will not sell or transfer their shares of our Common Stock until one year following consummation of the RMG acquisition, subject to earlier release in certain circumstances.

The Sponsor purchased from us, in a private placement, 4,000,000 Warrants prior to our initial public offering at a price of $0.75 per Warrant (a purchase price of $3,000,000) (the “Sponsor Warrants”). The Sponsor agreed that the Sponsor Warrants would not be sold or transferred until 30 days following consummation of RMG acquisition, or May 8, 2013, subject to certain limited exceptions.

We entered into an Administrative Services Agreement, effective as of April 12, 2011, with Sachs Capital Group, LP, an affiliate of the Sponsor, for an estimated aggregate monthly fee of $7,500 for office space, secretarial, and administrative services, with up to an additional $7,500 for our other operating expenses incurred by the sponsor. This agreement expired upon the acquisition of RMG. During the term of the Agreement, the additional $7,500 was not paid to Sachs Capital Group LP.

The Sponsor is entitled to registration rights pursuant to a registration rights agreement. The Sponsor will be entitled to demand registration rights and certain “piggy-back” registration rights with respect to its shares of Common Stock, the Sponsor Warrants and the shares of our Common Stock underlying the Sponsor Warrants, commencing on the date such shares of Common Stock or Sponsor Warrants are eligible. We will bear the expenses incurred in connection with the filing of any such registration statements.

DRW Commodities, LLC (“DRW”), an entity ultimately controlled by Donald R. Wilson, Jr., purchased 2,354,450 shares of our Common Stock in the open market pursuant to the terms and conditions of an equity commitment letter, dated December 14, 2012, and an assignment agreement, dated January 8, 2013, and was issued an additional 120,000 shares of our Common Stock by us as consideration for such purchases. In May 2012, Mr. Wilson assigned these 120,000 shares to us for cancellation.

On April 19, 2013, we entered into a Common Stock Purchase Agreement with DRW pursuant to which DRW purchased 500,000 shares of Common Stock, at a purchase price of $10 per share.

In April 2013, we issued 100,000 shares of Common Stock to the Donald R. Wilson, Jr. 2002 Trust (the “Trust”), pursuant to the terms of a financing commitment entered into between the Company and the Trust on March 1, 2013, whereby the Trust provided a standby credit facility up to the aggregate amount of (i) our obligations under the merger agreement (the “Symon Merger Agreement”) pursuant to which the Company consummated its acquisition of Symon, and (ii) all out-of-pocket fees, expenses, and other amounts payable by the Company under or in connection with the Symon Merger Agreement with Symon. Such amount was reduced by the aggregate amount of cash available to the Company as of the closing date of the transactions contemplated by the Symon Merger Agreement from cash on hand, cash from the sale of shares in the IPO, and net cash proceeds from any alternative debt financing. The fixed rate of interest for the first twelve months was 15% per annum, 5% of which was to be payment-in-kind and added each month to the principal balance. This commitment was not used by us.

PERFORMANCE GRAPH

The following line graph compares cumulative total stockholder returns for the period from April 12, 2011 (the date of our initial public offering) through December 31, 2012 for (1) our Common Stock; (2) the Nasdaq Composite Index; and (3) a peer group consisting of the following companies: Clear Channel Outdoor Holdings, Inc., Daktronics, Inc., JCDecaux SA, Lamar Advertising Company, National CineMedia, Inc., Planar Systems, Inc., Stroer Media AG, Verint Systems Inc. and Video Display Corporation. The graph assumes an investment of $100 on April 12, 2011. The calculations of cumulative stockholder return on the Nasdaq Composite Index and the peer group include reinvestment of dividends, but the calculation of cumulative stockholder return on our Common Stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

The performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

	4/12/11	12/31/11	12/31/12

SCG Financial Acquisition Corp.	100.00	95.20	99.15
NASDAQ Composite	100.00	94.92	110.97
Peer Group	100.00	72.81	80.41

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED

AND RESTATED CERTIFICATE OF INCORPORATION

The Company is asking its stockholders to approve the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation. Specifically, the Company is proposing to amend Article I of its Amended and Restated Certificate of Incorporation to change the Company’s name from “SCG Financial Acquisition Corp.” to “RMG Networks Holdings Corporation”. The reason for this amendment is that, following the Company’s acquisitions of RMG and Symon in April 2013, its current name does not accurately reflect the business operations of its operating subsidiaries. Accordingly, the Board of Directors believes that changing its name to “RMG Networks Holdings Corporation” will better reflect its business operations following its completion of the acquisitions of RMG and Symon. In addition, the text of Article II, relating to the business or purposes of the Company to effect a Business Combination (as such term is defined in the Amended and Restated Certificate of Incorporation), and the entire text of Article IX, which relates to the Company’s status as a special purpose acquisition company, will be removed from the Amended and Restated Certificate of Incorporation to reflect that, pursuant to their terms, such provisions terminated automatically with no action required by the Board of Directors or the stockholders inasmuch as the Company consummated its initial business transaction on April 8, 2013, and certain other conforming changes will be made to the Amended and Restated Certificate of Incorporation.

The change in our corporate name will not affect in any way the validity or transferability of stock certificates outstanding, our capital structure or the trading of our Common Stock on the NASDAQ Capital Market. On April 10, 2013, the trading symbol for our Common Stock on the NASDAQ Capital Market was changed from “SCGQ” to “RMGN.” It will not be necessary for stockholders to surrender their existing stock certificates for purposes of the proposed change in our corporate name. Instead, when stock certificates are presented for transfer, new stock certificates bearing the name “RMG Networks Holdings Corporation” will be issued. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

On April 25, 2013, the Board of Directors unanimously adopted the foregoing amendment and restatement of our Amended and Restated Certificate of Incorporation and declared that it is advisable for the stockholders to approve such amendment and restatement.

Filing of Second Amended and Restated Certificate of Incorporation

Following the approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation by the Company’s stockholders, the Company will file the Amended and Restated Certificate of Incorporation, substantially in the form attached as Appendix A to this proxy statement, with the Secretary of State of Delaware.

Vote Required

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation requires the affirmative of the majority of the shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against approval. Because brokers do not have discretionary authority to vote on approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, broker non-votes will not affect the outcome of the vote on this proposal. For the approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends a vote “for” the approval of the proposal to amended and restate our Amended and Restated Certificate of Incorporation to change our corporate name to RMG Networks Holdings Corporation.

PROPOSAL 2

ADOPTION OF THE 2013 EQUITY INCENTIVE PLAN

In June 2013, the Board of Directors approved the SCG Financial Acquisition Corp. 2013 Equity Incentive Plan (the “Plan”), subject to the approval of our stockholders. We are submitting the Plan to our stockholders for approval in order to satisfy: (1) applicable listing rules of NASDAQ; and (2) the stockholder approval requirements under sections 162(m) and 422 of the Internal Revenue Code (the “Code”).

Summary of the Plan

The material features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, which is set forth in Appendix B to this proxy statement.

Purpose

The Plan is intended to promote the interests of the Company and its subsidiaries (collectively, the “Companies”) and its stockholders by providing the employees and consultants of the Companies and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Companies and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Administration

The Compensation Committee shall administer the Plan in accordance with its terms. The Compensation Committee has full discretionary authority to administer the Plan, including without limitation the authority to:  (1) designate the employees and consultants of the company and members of the board of directors who shall be granted incentive awards under the Plan and the amount, type and other terms and conditions of such incentive awards; and (2) interpret and construe any and all provisions of the Plan and the terms of any incentive award (and any agreement evidencing the grant of an incentive award). The Compensation Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among participants. The Compensation Committee may delegate to a subcommittee of one or more members of the Board of Directors or employees of the Company the authority to grant incentive awards, subject to such limitations as the Compensation Committee shall specify and to the requirements of applicable law.

Eligibility

Any employee or consultant of, or person who renders services directly or indirectly to, the Companies and any member of the Board of Directors is eligible for selection by the Compensation Committee to receive an incentive award under the Plan (such a person who is selected to receive an incentive award is referred to herein as a participant).

Shares subject to the Plan

The maximum number of shares of Company common stock that may be covered by incentive awards granted under the Plan shall not exceed 2,500,000 shares in the aggregate. The maximum number of shares of stock that may be covered by incentive awards granted under the Plan that are intended be incentive stock options (ISOs) shall not exceed 2,500,000 shares in the aggregate. For purposes of these limitations, shares of stock shall only be counted as used to the extent that they are actually issued and delivered to a participant (or such participant’s permitted transferees as described in the Plan) pursuant to the Plan. Accordingly, if an incentive award is settled for cash or if shares of stock are withheld to pay the exercise price of a stock option or to satisfy any tax withholding requirement in connection with an incentive award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of stock that are available for delivery under the Plan. In addition, shares of stock related to incentive awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of stock owned by a participant (or such participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the company in payment of any obligation in connection with an incentive award, the number of shares tendered shall be added to the number of shares of stock that are available for delivery under the Plan. Notwithstanding anything to the contrary herein, shares of stock attributable to incentive awards transferred under any incentive award transfer program (as described below) shall not again be available for delivery under the Plan. As of June 20, 2013, the market price of a share of company common stock was $10.89.

Award types

The Plan permits grants of the following types of incentive awards subject to such terms and conditions as the Compensation Committee shall determine, consistent with the terms of the Plan: (1) stock options, including stock options intended to qualify as ISOs; (2) other stock-based awards, including in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units; and (3) cash awards. Subject to the terms and conditions set forth in the Plan, incentive awards may be settled in cash or shares of stock and may be subject to performance-based and/or service-based conditions. Cash awards shall, and all other incentive awards may, be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (performance-based compensation).

Stock options

The Plan permits the Compensation Committee to grant stock options, including ISOs, which are stock options that are designated by the Compensation Committee as incentive stock options and which meet the applicable requirements of incentive stock options pursuant to section 422 of the Code, subject to certain terms and conditions.

Exercise price. The exercise price per share of stock covered by a stock option shall not be less than 100% of the fair market value of a share of stock on the date on which such stock option is granted. For this purpose, fair market value (fair market value) is determined as being equal to the closing sales price on the date of grant or, if not so reported for such day, the immediately preceding business day, of a share of stock as reported on the principal securities exchange on which shares of stock are listed and admitted to trading.

Terms applicable to stock options. A stock option granted to a participant under the Plan allows a participant to purchase up to a specified total number of shares of stock at a specified exercise price per share during specified time periods, each as determined by the Compensation Committee in its discretion, provided that no stock option may have a term of longer than ten years.

Additional terms for ISOs. Stock options granted under the Plan that are intended to qualify as ISOs are subject to certain additional terms and conditions as set forth in the Plan, including: (1) each stock option that is intended to qualify as an ISO must be designated as an ISO in the agreement evidencing its grant; (2) ISOs may only be granted to individuals who are employees of the Companies; (3) the aggregate fair market value (determined as of the date of grant of the ISOs) of the number of shares of stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the Company cannot not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code; and (4) no ISO may be granted to a person who, at the time of the proposed grant, owns (or is deemed to own under the code) stock possessing more than 10% of the total combined voting power of all classes of common stock of the Company unless:  (a) the exercise price of such ISO is at least 110% of the fair market value of a share of Company common stock at the time such ISO is granted; and (b) such ISO is not exercisable after the expiration of five years from the date it is granted. Any stock option granted under the Plan that is designated as an ISO but for any reason fails to meet the requirements of an ISO shall be treated under the Plan as a nonstatutory stock option.

Repricing permitted. The Plan permits the company to reprice any stock option granted under the Plan without the approval of the stockholders.  For this purpose, “reprice” means (1) any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted; (b) any other action that is treated as a repricing under GAAP; or (c) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying stock, in exchange for another stock option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (2) any other action that is considered to be a repricing under formal or informal guidance issued by NASDAQ.

Performance-Based Awards

The Compensation Committee may grant incentive awards that are intended to qualify as performance-based compensation pursuant to the Plan. Unless otherwise specified in the agreement evidencing the grant of an incentive award that is intended to qualify as performance-based compensation, the Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant with respect to the incentive award, based on such factors as the Compensation Committee may deem relevant, but the Compensation Committee may not increase any such amount above the amount established in accordance with the relevant objective performance formula applicable to the incentive award. For purposes of clarity, the Compensation Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among participants.

The performance goals upon which the payment or vesting of any incentive award (other than stock options and stock appreciation rights) that is intended to qualify as performance-based compensation depends shall relate to one or more of the following performance measures: market price of Company common stock, earnings per share of Company common stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction objectives, productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A performance goal (1) may relate to the performance of the participant, the Company, a subsidiary of the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Compensation Committee deems appropriate and (2) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Compensation Committee deems appropriate. The measurement of any performance goal may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of company equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by the Company during a performance period; stock-based compensation expense; in-process research and development expense; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of the Company’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in the Company’s audited financial statements, including the notes thereto.

Within 90 days after the beginning of a performance period for an incentive award intended to qualify as performance-based compensation, the Compensation Committee shall establish written, objective performance goals for the incentive awards to be earned over the performance period. Performance periods may be overlapping.

The maximum number of shares of Company common stock that may be covered by incentive awards intended to qualify as performance-based compensation that are granted to any one participant who is an executive officer of the Company in any calendar year shall not exceed 2,500,000 shares. The amount payable to any executive officer of the Company with respect to any calendar year for all cash incentive awards shall not exceed $2,000,000. For this purpose, “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable performance goals during a performance period that ends in a calendar year, disregarding any deferral pursuant to the terms of a deferred compensation plan unless the terms of the deferral are intended to comply with the requirements for performance-based compensation.

For purposes of clarity, the foregoing provisions described in this section apply only to incentive awards granted under the Plan that are intended to qualify as performance-based compensation and do not limit the Compensation Committee’s discretion to determine the terms and conditions of performance-based incentive awards granted under the Plan that are not intended to qualify as performance-based compensation. In addition, the Compensation Committee may, subject to the terms of the Plan, amend previously granted incentive awards in a way that disqualifies them as performance-based compensation.

Incentive Award Transfer Program

Each of the Board of Directors and the Compensation Committee has the authority under the Plan to implement a program which would permit participants the opportunity to transfer any outstanding incentive awards to a financial institution or other person selected by the Board of Directors or the Compensation Committee.

Amendment and Termination

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, provided that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. Except as expressly provided in the Plan, no action under the Plan may, without the consent of a participant, reduce the participant’s rights under any previously granted and outstanding incentive award.

Adjustments upon Certain Changes

The Plan includes provisions that require or permit the Compensation Committee to make certain adjustments upon the occurrence of specified events, including provisions that provide as follows: (1) upon the occurrence of certain events effecting the capitalization of the Company such as a recapitalization or stock split, the Compensation Committee shall make appropriate adjustments in the type and maximum number of shares available for issuance under the Plan and the limits described above for ISOs and for incentive awards intended to be performance-based compensation that are granted to executive officers of the Company, (2) in the event of an increase or decrease in the number or type of issued shares of Company common stock without receipt or payment of consideration by the Company, the Compensation Committee shall appropriately adjust the type or number of shares subject to each outstanding incentive award and the exercise price per share, if any, of shares subject to each such incentive award, (3) in the event of a merger or similar transaction as a result of which the holders of shares of stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Compensation Committee shall appropriately adjust each outstanding incentive award so that it pertains and applies to the securities which a holder of the number of shares of stock subject to such incentive award would have received in such transaction, and (4) upon the occurrence of certain specified extraordinary corporate transactions, such as a dissolution or liquidation of the Company, sale of all or substantially all of the company’s assets, and certain mergers involving the Company, and upon any other corporate change, including but not limited to the sale of a subsidiary or business unit, the Compensation Committee has discretion to make certain adjustments to outstanding incentive awards, cancel outstanding incentive awards and provide for cash payments to participants in consideration of such cancellation, or provide for the exchange of outstanding incentive awards.

Summary of Federal Income Tax Consequences of Awards

ISOs. A participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long-term capital gain or loss. In such case, the Company would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Nonstatutory stock options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income in an amount equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes.  The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

Restricted stock and restricted stock units. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. A participant will not recognize income at the time an award of restricted stock units (RSUs) is granted. The participant will recognize ordinary income at the time the RSUs vest, in an amount equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes.  The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Performance-based awards. A participant will not recognize income at the time of grant of a performance-based award. The participant will recognize ordinary income at the time the performance-based award vests in an amount equal to the dollar amount, or the fair market value of the shares of stock, subject to the award. The amount of ordinary income recognized by the participant is subject to payroll taxes.  The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Section 162(m) compensation deduction limitation. In general, section 162(m) limits the Company’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under the section. This deduction limitation does not apply to certain types of compensation, including performance-based compensation. The terms of the Plan permit, but do not require, the Company to grant performance-based awards under the Plan that meet the requirements of performance-based compensation so that such awards will be deductible by the Company for federal income tax purposes.

New Plan benefits

As of the date of this proxy statement, no awards have been made under the Plan, and the benefits or amounts that eligible participants will receive under the Plan are not determinable, as such future grants are within the discretion of our Compensation Committee, except that we expect to grant each of our non-employee members of the Board of Directors 5,000 shares of the Company’s common stock annually under the Plan.

Vote Required

The approval of the adoption of the 2013 equity incentive plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon. As a result, abstentions will have the same effect as votes against this proposal. Because brokers do not have discretionary authority to vote on the adoption of stock incentive plans, broker non-votes will not affect the outcome of the vote on this proposal. For the approval of the Plan, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends that you vote “for” the adoption of the 2013 equity incentive plan.

PROPOSAL 3

ELECTION OF DIRECTORS

Nominees

Our Amended and Restated Certificate of Incorporation provides that the number of our directors, other than those who may be elected by the holders of one or more series of our preferred Stock, shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at six, and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring. Gregory H. Sachs and Jonathan Trutter are our Class I directors, which is the class of directors with a term expiring at the 2013 annual meeting, and Messrs. Sachs and Trutter have been nominated by our Board of Directors for re-election at the annual meeting for a three-year term expiring in 2016. Alan Swimmer and Marvin Shrear are our Class II directors, which is the class of directors with a term expiring in 2014. Garry K. McGuire, Jr. and Jeffrey Hayzlett are our Class III directors, which is the class of directors with a term expiring in 2015.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. Messrs. Sachs and Trutter currently are Class I directors of our Company. In the event that either individual is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that either of the nominees will be unable or will decline to serve as a director.

Vote Required

The two (2) nominees for election as Class I directors at the annual meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our Class I directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

The Board of Directors recommends a vote “for” the nominees named herein.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Rothstein Kass, an independent registered public accounting firm, has audited the consolidated financial statements of our Company for the fiscal year ended December 31, 2012. Our Audit Committee has appointed Baker Tilly Virchow Krause, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2013. Our organizational documents do not require that our stockholders ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm. We are submitting the appointment of Baker Tilly Virchow Krause, LLP to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection, but may still retain Baker Tilly Virchow Krause, LLP. We anticipate that representatives of Baker Tilly Virchow Krause, LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Vote Required

The approval of the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this proposal. For the approval of the ratification of the appointment of Baker Tilly Virchow Krause, LLP, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends a vote “for” the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recent legislation and rules adopted by the SEC, we are requesting our stockholders’ advisory approval of the compensation of our named executive officers, as disclosed in the “Compensation Discussion and Analysis,” the compensation tables, and the narrative discussion set forth in this proxy statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote.

As described in detail under “Compensation Discussion and Analysis,” since inception, none of the Company’s executive officers or directors received any compensation (cash or non-cash) for services rendered. Commencing on the date that the Company’s securities were first quoted on the OTC Bulletin Board and continuing through the consummation of the acquisition of RMG, the Company paid Sachs Capital Group LP, an entity beneficially owned and controlled by Mr. Sachs, a total of $7,500 per month for office space and administrative services, including secretarial support. Other than this $7,500 per month fee, no compensation of any kind, including finder’s and consulting fees, was paid to the Sponsor, the Company’s executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the consummation of the acquisition of RMG. However, these individuals were reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. On April 25, 2012, SCG Intermediate entered into an employment agreement with Garry K. McGuire. Mr. McGuire provides his services as Chief Executive Officer of the Company through this employment agreement with SCG Intermediate. William G. Cole is currently party to an employment agreement with Symon. The Company is currently negotiating the terms of a new employment agreement with Mr. Cole (which may be entered into by the Company or a subsidiary of the Company), which agreement is expected to terminate and replace Mr. Cole’s existing employment agreement with Symon. Charles Ansley, Symon’s Chief Executive Officer and President, is party to an employment agreement with Symon.

We are asking our stockholders to indicate their support for our executive compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation and the philosophy, policies and practices described in this proxy statement. For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules and regulations of the SEC, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion is hereby approved.”

Vote Required

The approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the annual meeting, in person or by proxy, and entitled to vote thereon. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting. Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Compensation Committee and the Board will consider the outcome of the vote when making future compensation decisions.

Board Recommendation

The Board of Directors recommends a vote “for” the compensation of the named executive officers as disclosed in this proxy statement.

PROPOSAL 6

RECOMMENDATION (BY NON-BINDING ADVISORY VOTE)

ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

As discussed in Proposal 5, stockholders are being provided with the opportunity to approve, by advisory vote, the compensation of the Company’s named executive officers. This Proposal 6 affords stockholders the opportunity to recommend, by non-binding advisory vote, the frequency with which future Say-on-Pay Votes should be submitted to stockholders for consideration. Stockholders will be given the choice to recommend that future Say-on-Pay Votes be submitted for consideration every year, every two years or every three years.

We believe that stockholders should have the opportunity to express their views on the Company’s compensation program and policies for its named executive officers every three years. The Board and its Compensation Committee, which administers the executive compensation program, value the opinions expressed by stockholders pursuant to Say-on-Pay Votes and will consider the outcome of those votes in making its annual decisions on executive compensation.

Vote Required

The recommendation, by advisory vote, regarding frequency with which future Say-on-Pay Votes should be presented to stockholders for consideration will be determined based on the option (every one year, two years or three years) that receives the highest number of all votes cast at the annual meeting. Because your vote on this Proposal 6 is advisory, it will not be binding on the Board. The Board may, however, take into account the outcome of the vote on this Proposal 6 when considering its policy on the frequency of future Say-on-Pay votes.

Board Recommendation

The Board recommends that stockholders vote to hold future Say-on-Pay Votes once every “three” years.

PROPOSAL 7

BOARD AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING

If the number of shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon is insufficient to constitute a quorum or if shares of Common Stock voting in favor of one or more of the proposals is insufficient to approve the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, as described in Proposal 1, to approve the Company’s 2013 equity incentive plan, as described in Proposal 2, to elect each of the two (2) Class I director nominees to the Board of Directors, as described in Proposal 3, to ratify the appointment of the Company’s independent registered public accounting firm, as described in Proposal 4, to approve the compensation paid to the Company’s named executive officers, as described in Proposal 5, or to recommend the frequency of future Say-on-Pay Votes, as described in Proposal 6, then the Board intends to move to adjourn and postpone the annual meeting to a later date or dates, if necessary, to enable the Board to solicit additional proxies. In that event, we will ask the Company’s stockholders to vote only upon the adjournment and postponement of the annual meeting, as described in this Proposal 7, and not any of the other proposals.

In this proposal, stockholders will be asked to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn and postpone the annual meeting to a later date or dates, if necessary, so that the Board can solicit additional proxies. If the stockholders approve this adjournment proposal, then we could adjourn the annual meeting, and any adjourned session of the annual meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the annual meeting without a vote on the approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, the approval of the Company’s 2013 equity incentive plan, the election of the two (2) Class I director nominees to the Board of Directors, the ratification of the appointment of the Company’s independent registered public accounting firm, the approval of the compensation paid to the Company’s named executive officers, or the recommendation of the frequency of future Say-on-Pay Votes and seek to convince the holders of those shares to change their votes in favor or such proposals.

Generally, if the annual meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than the announcement at the annual meeting of the place, date and time to which the meeting is adjourned. However, the Company’s Bylaws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Vote Required

To be approved, the proposal to adjourn and postpone the annual meeting requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the annual meeting, in person or represented by proxy, and entitled to vote thereon whether or not a quorum is present.

Board Recommendation

The Board recommends that stockholders vote “for” the proposal to authorize the Board of Directors to adjourn and postpone the annual meeting of stockholders to allow time for the further solicitation of proxies.

OTHER INFORMATION

Submission of Stockholder Proposals for the 2014 Annual Meeting of Stockholders

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2014 annual meeting of stockholders (the “2014 Annual Meeting”), pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received at our principal executive and administrative offices not later than February 24, 2014, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

Under the Company’s Bylaws, stockholders who wish to submit a proposal at the 2014 Annual Meeting, other than one that will be included in our proxy statement, including director nominations, must notify us between March 14, 2014, and April 14, 2014. If the date of the 2014 Annual Meeting is more than 30 days before or after the one-year anniversary of the 2013 annual meeting, a stockholder’s notice of a proposal will be timely if we receive it not earlier than the opening of business on the 120th day before the 2014 Annual Meeting and not later than the later of the close of business on the 90th day before the 2014 Annual Meeting or the 10th day following the day on which we publicly announce the date of the 2014 Annual Meeting. If a stockholder who wishes to present a proposal fails to notify us by April 14, 2014, and such proposal is brought before the 2014 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2014 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholders should submit their proposals our principal executive and administrative offices at 500 North Central Expressway, Suite 175, Plano, Texas 75074, Attention: Corporate Secretary.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended December 31, 2012, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, additional copies of our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company’s Secretary at our principal executive and administrative offices set forth in this proxy statement.

INCORPORATED BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in those sections shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

OTHER MATTERS

We know of no other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: June 21, 2013

Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RMG NETWORKS HOLDING CORPORATION

RMG Networks Holding Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The name of the Corporation is “RMG Networks Holding Corporation” The Corporation was originally incorporated under the name “SCG Financial Acquisition Corp.” and the original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 5, 2011 (the “Original Certificate”).

2.

This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

3.

This Amended and Restated Certificate restates, integrates and further amends the provisions of the Original Certificate.

4.

Certain capitalized terms used in this Amended and Restated Certificate are defined where appropriate herein.

5.

The text of the Original Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is RMG Networks Holding Corporation (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III
REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is VCorp Services, LLC, 1311 Silverside Road, Wilmington, Delaware 19810, City of Wilmington, County of New Castle, and the name of the Corporation’s registered agent at such address is VCorp Services, LLC.

ARTICLE IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 251,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock

Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation).

(b) Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(c) Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws (“Bylaws”) of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Amended and Restated Certificate, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

(b) Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock — Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Meetings. Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Subsequent to the consummation of the Corporation’s initial public offering (the “Offering”), any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this

Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
AMENDMENT OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article IX.

IN WITNESS WHEREOF, SCG Financial Acquisition Corp. has caused this Amended and Restated Certificate to be duly executed in its name and on its behalf by its President and Chief Executive Officer this [__] day of July, 2013.

RMG NETWORKS HOLDING CORPORATION

By:
Chief Executive Officer

Appendix B

SCG Financial Acquisition Corp.

2013 Equity Incentive Plan

SCG Financial Acquisition Corp.

2013 Equity Incentive Plan

1.

Purpose of the Plan

This Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.

Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)

“Board of Directors” means the Board of Directors of the Company.

(b)

“Capital Stock” means the Company Common Stock, $0.0001 par value per share, or any other security into which such capital stock shall be changed as contemplated by the adjustment provisions of Section 10 of the Plan.

(c)

“Cash Incentive Award” means an award granted pursuant to Section 8 of the Plan.

(d)

“Cause” has the meaning provided under an employee’s employment agreement, if any.

(e)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(f)

“Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(g)

“Company” means the SCG Financial Acquisition Corp. and all of its Subsidiaries, collectively.

(h)

“Constructive Termination” has the meaning provided under an employee’s employment agreement, if any.

(i)

“Covered Employee” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.

(j)

“Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

(k)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)

“Fair Market Value” means, with respect to a share of Capital Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day of a share of Capital Stock as reported on the principal securities exchange on which shares of Capital Stock are then listed or admitted to trading or (ii) if not so reported, the closing bid price on the date of determination or, if not so reported for such day, on the immediately preceding business day as reported on The NASDAQ Stock Market or (iii) if not so reported, as furnished by any member of the Financial Industry Regulatory Authority, Inc. selected by the Committee.  In the event that the price of a share of Capital Stock shall not be so reported, the Fair Market Value of a share of Capital Stock shall be determined by the Committee in its sole discretion.  Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(m)

“Incentive Award” means one or more Stock Incentive Awards and Cash Incentive Awards, collectively.

(n)

“Incentive Award Transfer Program” means any program instituted by the Board of Directors or the Committee which would permit Participants the opportunity to transfer any outstanding Incentive Awards to a financial institution or other Person selected by the Board of Directors or the Committee.

(o)

“ISO” shall mean any Option, or portion thereof, awarded to a Participant pursuant to the Plan which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code.

(p)

“Option” means a stock option to purchase shares of Capital Stock granted to a Participant pursuant to Section 6 of the Plan.

(q)

“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7 of the Plan.

(r)

“Participant” means an employee or consultant of the Company or a member of the Board of Directors who is eligible to participate in the Plan pursuant to the terms and conditions hereof and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.

(s)

“Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of “qualified performance-based compensation.”

(t)

“Performance Measures” means such measures as are described in Section 9 of the Plan on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.

(u)

“Performance Percentage” means the factor determined pursuant to a Performance Schedule that is to be applied to a Target Award and that reflects actual performance compared to the Performance Target.

(v)

“Performance Period” means the period of time during which Performance Targets must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation.  Performance Periods may be overlapping.

(w)

“Performance Schedule” means a schedule or other objective method for determining the applicable Performance Percentage to be applied to each Target Award.

(x)

“Performance Target” means performance goals and objectives with respect to a Performance Period.

(y)

“Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(z)

“Plan” means this SCG Financial Acquisition Corp. 2013 Equity Incentive Plan, as it may be amended from time to time.

(aa)

“Securities Act” means the Securities Act of 1933, as amended.

(bb)

“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(cc)

“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

(dd)

“Target Award” means target payout amount for an Incentive Award.

3.

Stock Subject to the Plan and Limitations on Cash Incentive Awards

(a)

Stock Subject to the Plan

The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 2,500,000 shares of Capital Stock in the aggregate.  The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan that are intended to be ISOs shall not exceed 2,500,000 shares of Capital Stock in the aggregate.  The shares referred to in the preceding sentences of this paragraph shall be subject to adjustment as provided in Section 10 and the following provisions of this Section 3.  Shares of Capital Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee.

For purposes of the preceding paragraph, shares of Capital Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan.  For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if shares of Capital Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Capital Stock that are available for delivery under the Plan.  In addition, shares of Capital Stock related to Incentive Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.  In addition, if shares of Capital Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Capital Stock that are available for delivery under the Plan.  Shares of Capital Stock covered by Incentive Awards granted pursuant to the Plan in connection with the conversion, replacement, or adjustment of outstanding equity-based awards to reflect a merger or acquisition (within the meaning of NASDAQ Listing Rule 5635(c) and Interpretive Material 5635-1) shall not count as used under the Plan for purposes of this Section 3.  Notwithstanding anything to the contrary herein, shares of Capital Stock attributable to Incentive Awards transferred under any Incentive Award Transfer Program shall not again be available for delivery under the Plan.

(b)

Individual Award Limits

Subject to adjustment as provided in Section 10, the maximum number of shares of Capital Stock that may be covered by Incentive Awards intended to qualify as Performance-Based Compensation that are granted to any Covered Employee in any calendar year shall not exceed 2,500,000 shares.  The amount payable to any Covered Employee with respect to any calendar year for all Cash Incentive Awards shall not exceed $2,000,000.  For purposes of the preceding sentence, the phrase “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable Performance Measures during a Performance Period that ends in a calendar year, disregarding any deferral pursuant to the terms of a Deferred Compensation Plan unless the terms of the deferral are intended to comply with the requirements for performance-based compensation under Section 162(m) of the Code.

4.

Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority.  The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and consultants of the Company and members of the Board of Directors who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards.  All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee to any subcommittee thereof.  In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards, subject to such restrictions and limitation as the Committee may specify and to the requirements of Delaware General Corporation Law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing the grant of any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate.  The Committee shall have the authority, in its discretion, to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws.  For purposes of clarity, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

Without limiting the generality of the foregoing paragraph, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company.  Unless the Committee provides otherwise in the agreement evidencing the grant of an Incentive Award, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company, it being understood that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence.  For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a non-qualified Option.  The provisions of this paragraph shall be administered and interpreted in a manner that does not give rise to any tax under Section 409A of the Code.

The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise.  The Committee may, without limitation and in its discretion, in connection with any such determination, provide for the accelerated vesting of any Incentive Award upon or after such cessation, subject to such terms and conditions as the Committee shall specify.  The employment of a Participant with the Company shall not be deemed to have terminated for any purpose of the Plan if such Participant is employed by a Person that is part of the Company, and such Participant’s employment is subsequently transferred to any other Person that is part of the Company, unless and to the extent the Committee specifies otherwise in writing in the instrument evidencing the grant of an Incentive Award or otherwise.  A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a consultant or director of the Company shall not be deemed to have had a termination of employment for purposes of the Plan, unless the Committee determines otherwise.  Decisions of the Committee shall be final, binding and conclusive on all parties.  All discretion granted to the Committee pursuant to this paragraph must be exercised in a manner that would not cause any tax to become due under Section 409A of the Code.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award, or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

The Board of Directors or the Committee may, at any time, in its sole and complete discretion, implement an Incentive Award Transfer Program.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

5.

Eligibility

The Persons who shall be eligible to be selected by the Committee from time to time to receive Incentive Awards pursuant to the Plan shall be those Persons (a) who are employees and consultants of, or who render services directly or indirectly to, the Company or (b) who are members of the Board of Directors.  Each Incentive Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee.

6.

Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a)

Exercise Price

The exercise price per share of Capital Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Capital Stock on the date on which such Option is granted.

(b)

Term and Exercise of Options

(i)

Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Capital Stock as shall be determined by the Committee on or after the date such Option is granted and set forth in the agreement evidencing the grant of such Option; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing the grant of such Option.

(ii)

Each Option may be exercised in whole or in part.  The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(iii)

An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(iv)

Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit in its discretion Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine, including through the implementation of an Incentive Award Transfer Program.

(c)

Effect of Termination of Employment or Other Relationship

The agreement evidencing the grant of each Option shall specify the consequences with respect to such Option of the termination of the employment or other service between the Company and the Participant holding the Option.

(d)

Additional Terms for ISOs

Each Option that is intended to qualify as an ISO shall be designated as such in the agreement evidencing its grant, and each agreement evidencing the grant of an Option that does not include any such designation shall be deemed to be a non-qualified Option.  ISOs may only be granted to Persons who are employees of the Company.  The aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Capital Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code.  Any Option or a portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated hereunder as a non-qualified Option.  No ISO may be granted to a Person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (i) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Capital Stock at the time such ISO is granted and (ii) such ISO is not exercisable after the expiration of five years from the date it is granted.

(e)

Repricing

Notwithstanding anything to the contrary herein, the Company may reprice any Option without the approval of stockholders.  For this purpose, “reprice” means (i) any of the following or any other action that has the same effect:  (A) lowering the exercise price of an Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Capital Stock, in exchange for another Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by The NASDAQ Stock Market.

7.

Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine.  Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual shares of Capital Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Capital Stock, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, (d) be designed to comply with applicable laws of jurisdictions other than the United States and (e) be designed to qualify as Performance-Based Compensation; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Capital Stock that is specified at the time of the grant of such award.

8.

Cash Incentive Awards

The Committee may grant Cash Incentive Awards with respect to any Performance Period, subject to terms and conditions determined by the Committee in its sole discretion, provided that such terms and conditions are consistent with the terms and conditions of the Plan.  Cash Incentive Awards may be settled in cash or in other property, including shares of Capital Stock, provided that the term “Cash Incentive Award” shall exclude any Stock Incentive Award.  Cash Incentive Awards shall be designed to qualify as Performance-Based Compensation.

9.

Performance-Based Compensation

(a)

Calculation

The amount payable with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation shall be determined in any manner permitted by Section 162(m) of the Code.

(b)

Discretionary Reduction

Unless otherwise specified in the agreement evidencing the grant of an Incentive Award that is intended to qualify as Performance-Based Compensation, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant with respect to the Incentive Award, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule.  For purposes of clarity, the Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among Participants.

(c)

Performance Measures

The performance goals upon which the payment or vesting of any Incentive Award (other than Options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures:  market price of Capital Stock, earnings per share of Capital Stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total stockholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction objectives, productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A Performance Measure (i) may relate to the performance of the Participant, the Company, a Subsidiary, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparative companies or a published or special index, or any other external measure of the selected performance criteria, as the Committee deems appropriate.  The measurement of any Performance Measure may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of the Company equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by the Company during a Performance Period; stock-based compensation expense; in-process research and development expense; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of the Company’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in the Company’s audited financial statements, including the notes thereto.

(d)

Performance Schedules

Within ninety (90) days after the beginning of a Performance Period, the Committee shall establish (a) Performance Targets for such Performance Period, (b) Target Awards for each Participant, and (c) Performance Schedules for such Performance Period.

(e)

Termination of Employment

With respect to an Incentive Award that is intended to qualify as Performance-Based Compensation, the consequences of the termination of employment of the Participant holding such Incentive Award shall be determined by the Committee in its sole discretion and set forth in the applicable agreement evidencing the grant of the Incentive Award, it being intended that no agreement providing for a payment to a Participant upon termination of employment shall be given effect to the extent that it would cause an Incentive Award that was intended to qualify as Performance-Based Compensation to fail to so qualify.

(f)

Committee Discretion

Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation.  In addition, the Committee may, subject to the terms of the Plan, amend previously granted Incentive Awards in a way that disqualifies them as Performance-Based Compensation.

10.

Adjustment Upon Certain Changes

Subject to any action by the stockholders of the Company required by law, applicable tax rules or the rules of any exchange on which shares of common stock of the Company are listed for trading:

(a)

Shares Available for Grants

In the event of any change in the number or type of shares of common stock of the Company outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, or any change in the type and number of shares of common stock of the Company outstanding by reason of any other event or transaction, the Committee shall make appropriate adjustments in the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards, the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to be ISOs, and the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to qualify as Performance-Based Compensation to any Covered Employee in any calendar year.

(b)

Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number or type of issued shares of common stock of the Company resulting from a subdivision or consolidation of shares of common stock of the Company or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall appropriately adjust the type or number of shares subject to each outstanding Incentive Award and the exercise price per share, if any, of shares subject to each such Incentive Award.

(c)

Certain Mergers

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Capital Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall appropriately adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such merger or consolidation.

(d)

Certain Other Transactions

In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis) or (iii) a merger, consolidation or similar transaction involving the Company in which the holders of shares of Capital Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to:

A.

cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Capital Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such share of Capital Stock, provided that with respect to the shares of Capital Stock subject to any outstanding Option such value shall be equal to the excess of (1) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Capital Stock as a result of such event over (2) the exercise price of a share of Capital Stock subject to such Option; or

B.

provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (1) some or all of the property which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such transaction or (2) securities of the acquirer or surviving corporation, and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price per share, if any, of stock subject to the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e)

Other Changes

In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in paragraphs 10(b), (c) or (d), including without limitation, any extraordinary cash dividend, spin-off, split-off, sale of a Subsidiary or business unit, or similar transaction, the Committee may make such adjustments in the issuer, number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs, such as, for example, a rollover of Stock Incentive Awards, and in such other terms of such Incentive Award, including without limitation in any Performance Schedule, Performance Target or Target Award, as the Committee may consider appropriate, provided that if any such Incentive Award is intended to be Performance-Based Compensation such adjustment is consistent with the requirements of Section 162(m) of the Code.

(f)

Cash Incentive Awards

In the event of any transaction or event described in this Section 10, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee may, in its sole discretion, make such adjustments in any Performance Schedule, Performance Target or Target Award, and in such other terms of any Cash Incentive Award, as the Committee may consider appropriate in respect of such transaction or event, provided that such adjustments must be consistent with the requirements of Section 162(m) of the Code.

(g)

No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

(h)

Savings Clause

No provision of this Section 10 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

11.

Rights Under the Plan

No Person shall have any rights as a stockholder with respect to any shares of Capital Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of the Company.  Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance.  Nothing in this Section 11 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Capital Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan.  To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12.

No Special Employment Rights; No Right to Incentive Award

a)

Nothing contained in the Plan or any agreement evidence the grant of any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

b)

No person shall have any claim or right to receive an Incentive Award hereunder.  The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.

Securities Matters

c)

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Capital Stock to be issued hereunder or to effect similar compliance under any state or local laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued any shares of Capital Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded.  The Committee may require, as a condition to the issuance of shares of Capital Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Committee deems necessary or desirable.

d)

The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance of shares of Capital Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded.  The Company may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance of shares of Capital Stock pursuant to any Incentive Award pending or to ensure compliance under federal, state or local securities laws.  The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance of shares of Capital Stock pursuant to any Incentive Award.  During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.

Withholding Taxes

(a)

Cash Remittance

Whenever shares of Capital Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, and whenever any amount shall become payable in respect of any Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to issuance of such shares or the effectiveness of the lapse of such restrictions or making of such payment.  In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Capital Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b)

Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to the Company a number of shares of Capital Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by the Company in its sole discretion.  Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c)

Stock Withholding

When shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Company shall have the authority to withhold a number of such shares having a Fair Market Value at the date of the applicable taxable event determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by the Company in its sole discretion.

15.

Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval.  The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan.  No provision of this Section 15 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.  Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award.  Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16.

No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

17.

Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death.  Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee.  In the absence of any such effective designation, such Incentive Awards may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution.  No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18.

Expenses and Receipts

The expenses of the Plan shall be paid by the Company.  Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

19.

Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

20.

Effective Date and Term of Plan

The Plan was approved by the Board of Directors on June 20, 2013, subject to the approval of the Plan by the stockholders of the Company.  No grants of Incentive Awards may be made under the Plan after June 20, 2023.

ANNUAL MEETING OF STOCKHOLDERS OF SCG FINANCIAL ACQUISITION CORP.

JULY 12, 2013

NOTICE OF INTERNET AVAILABLITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card are available at: http://www.cstproxy.com/scgqu/2013.

Please sign, date and mail your proxy card in the envelope provided promptly.

THE BOARD OF DIRECTORS RECOMMENDS:	A VOTE “FOR” PROPOSALS: 1, 2, 4, 5 & 7;
A VOTE “FOR ALL NOMINEES” ON PROPOSAL 3; AND
A VOTE “3 YEARS” ON PROPOSAL 6

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Gregory H. Sachs, Garry K. McGuire, Jr. or William G. Cole, individually, as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Greenberg Traurig, 77 West Wacker, Suite 2500, Chicago, Illinois on July 12, 2013 at 10:00 a.m Central Time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.

Approval of an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to (i) change the name of the Company to “RMG Networks Holdings Corporation” and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company.

					For	Against	Abstain
					☐	☐	☐

2.	Approval of the Company’s 2013 Equity Incentive Plan.				☐	☐	☐

3.	ELECTION OF DIRECTORS:		NOMINEES:

	☐	FOR ALL NOMINEES	¡	Gregory H. Sachs

	☐	WITHHOLD AUTHORITY	¡	Jonathan Trutter
FOR ALL NOMINEES

	☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		For	Against	Abstain
4.	Approval of the ratification of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.	☐	☐	☐

5.	Advisory vote on the compensation of the Company’s named executive officers (“say-on-pay”).	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
6.	Advisory vote on the frequency of the advisory vote on executive compensation. ☐	☐	☐	☐

		For	Against	Abstain
7.	Approval to authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates.	☐	☐	☐

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. If this Proxy is properly executed, then all shares represented hereby will be voted in accordance with the instructions appearing on this Proxy. In the absence of specific instructions, this Proxy will be voted “FOR” Proposals 1, 2, 4, 5 and 7, “FOR ALL NOMINEES” on Proposal 3, and for “3 Years” on Proposal 6.  In their discretion, the proxies are authorized to vote upon any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Stockholder	Date

Signature of Stockholder	Date

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.